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                                                                    EXHIBIT 99.2



                                                               [GRAPHIC OMITTED]
                                                                 K E Y S T O N E

                                                                 PROPERTY TRUST



FOR IMMEDIATE RELEASE
--------------------------------------------------------------------------------

             KEYSTONE PROPERTY TRUST ANNOUNCES FIRST QUARTER RESULTS


WEST CONSHOHOCKEN, PENNSYLVANIA, APRIL 29, 2002 - Keystone Property Trust (NYSE:
KTR) (the "Company" or "Keystone") today announced its financial results for the first quarter of 2002.

For the three month period ended March 31, 2002, the Company reported Funds From Operations ("FFO") of $13.2 million, or $0.43 per diluted share, as compared to $11.5 million, or $0.45 per diluted share for the same quarter in 2001. This represents an increase on an aggregate basis of 14.8% and a decrease on a per share basis of 4.4%.

Net income for the quarter, including the impact of an extraordinary item, was $3.5 million, or $0.19 per diluted share, as compared with a net loss of $714,000, or $0.08 per diluted share, for the first quarter of 2001.

YEAR-TO-DATE ACTIVITIES/HIGHLIGHTS

         o Leased 1.6 million SF during the first quarter, in-line with rolling fourth quarter average.
         o Achieved portfolio physical occupancy of 93.6% versus 93.9% at year-end.
         o Same-store NOI for Core Portfolio declined 0.5% and total portfolio declined 2.4%.
         o Disposed of an office building in Central Pennsylvania for $5.9 million.
         o        Subsequent to the end of the quarter, leased 333,000 SF at
                  Cranbury West development at Exit 8A in New Jersey.
         o        Subsequent to the end of the quarter, entered into contract to acquire site in Jersey City to develop 525,000 SF.

OPERATING RESULTS/LEASING ACTIVITY

Core Portfolio Same-Store Net Operating Income (NOI) decreased 0.5% in the first quarter of 2002 compared to 2001's first quarter. The Core Same-Store portfolio is comprised of industrial properties that include approximately 44% of the total NOI for the first quarter. Economic occupancy at these properties was 96.6% for the quarter, a 2.4% decrease from the 99.0% in occupancy for the first quarter of 2001.

For the Consolidated Portfolio, first quarter Same-Store NOI decreased 2.4% compared to last year's first quarter. This was substantially due to a 2.5% decrease in economic occupancy, most of which was in the Syracuse, NY office and industrial portfolio.


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In the quarter, industrial leasing activity totaled 1.5 million square feet consisting of nearly 1.0 million square feet of renewals and resulted in tenant retention for the quarter of 64%. Industrial rents for the quarter were essentially flat - positive 0.5% on a GAAP basis and negative 4.2% on a cash basis.

Jeffrey E. Kelter, President and CEO of Keystone, in commenting on the Company's operating results, stated, "We are generally pleased with the operating results for the quarter. We are slightly ahead of our budgeted expectations for the year on most fronts and are especially pleased with the 600,000 SF of new leasing we did in our existing portfolio and the 333,000 SF lease-up of some of our existing speculative inventory in New Jersey. I am further encouraged by the fact that we achieved positive Same-Store results in four out of six of our industrial markets."

"We believe that the currently high investor demand for the direct ownership of real estate assets will help accelerate our disposition program. While quiet on news in the recycling effort this quarter, there is solid behind the scenes activity on both acquisitions and dispositions. It is encouraging that while investor interest has continued unabated for institutional quality assets in major markets and for industrial joint venture activity, there seems to be a growing amount of capital sources interested in higher yielding non-core assets as well."

CONFERENCE CALL

The Company will hold an investor/analyst conference call tomorrow, April 30th, beginning at 11:00 a.m. Eastern Time. The conference call may be joined by dialing (800) 289-0437, passcode 490187. A replay of the conference call will be available through May 14, 2002 until 8 p.m. Eastern Time. The telephone number for the replay is (719) 457-0820, passcode 490187. The conference call can also be accessed through our company website at www.keystoneproperty.com under "Investor Relations." Additional information about Keystone's quarterly results can be accessed in our supplemental package, which is also posted under "Investor Relations."

Keystone Property Trust, with headquarters in West Conshohocken, Pennsylvania, is a fully integrated real estate investment trust with a current portfolio of 124 industrial and office properties aggregating 22 million square feet in the Eastern United States. Keystone's industrial portfolio contains over 20 million square feet of big box distribution assets, with more than 14 million square feet located in the core markets of New Jersey, Pennsylvania and Indianapolis. For more information, contact Aleathia M. Hoster at (212) 527-9900, send email to info@keystoneproperty.com or visit the Company website at www.keystoneproperty.com

THIS PRESS RELEASE MAY CONTAIN STATEMENTS WHICH CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995, INCLUDING STATEMENTS REGARDING THE INTENT, BELIEF OR CURRENT EXPECTATIONS OF THE COMPANY, ITS TRUSTEES, OR ITS OFFICERS WITH RESPECT TO THE FUTURE OPERATING PERFORMANCE OF THE COMPANY AND THE RESULT AND THE EFFECT OF LEGAL PROCEEDINGS. INVESTORS ARE CAUTIONED THAT ANY SUCH FORWARD LOOKING STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE AND INVOLVE RISKS AND UNCERTAINTIES, AND THAT ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE IN THE FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS. IMPORTANT FACTORS



                                   Page 2 of 5
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THAT COULD CAUSE SUCH DIFFERENCES ARE DESCRIBED IN THE COMPANY'S PERIODIC
FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE COMPANY'S FORM 10-K AND QUARTERLY REPORTS ON FORM 10-Q.

CONTACT: ALEATHIA M. HOSTER OF KEYSTONE PROPERTY TRUST (PHONE: 212-527-9900)



























                                  Page 3 of 5
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             FINANCIAL SUMMARY FOR THE QUARTER ENDED MARCH 31, 2002
              AND 2001 (IN THOUSANDS, EXCEPT FOR SHARES, RATIOS AND
                                 PER SHARE DATA)


                                                                                       FOR THE QUARTER ENDED
                                                                                             MARCH 31,
                                                                                            (UNAUDITED)
                                                                                   ----------------------------
                                                                                        2002           2001
                                                                                        ----           ----
OPERATING DATA:
REVENUE:
Rents                                                                              $     22,104    $     26,173
Reimbursement revenue and other                                                           3,415           4,511
                                                                                   ------------    ------------
         Total revenue                                                             $     25,519    $     30,684
                                                                                   ------------    ------------

OPERATING EXPENSES:
Property operating expenses                                                               1,872           2,811
Real estate tax expense                                                                   2,568           2,778
General and administrative                                                                2,046           2,166
Depreciation and amortization                                                             5,306           8,731
Interest expense                                                                          6,062          11,364
                                                                                   ------------    ------------
         Total operating expense                                                   $     17,854    $     27,850
                                                                                   ------------    ------------

INCOME BEFORE EQUITY IN INCOME FROM EQUITY METHOD INVESTMENTS
AND GAIN/(LOSS) ON SALES OF ASSETS                                                        7,665           2,834

EQUITY IN INCOME/(LOSSES) FROM EQUITY METHOD INVESTMENTS                                     62            (129)

(LOSSES)/GAINS ON SALES OF ASSETS                                                          (430)            336
                                                                                   ------------    ------------

INCOME BEFORE DISTRIBUTIONS TO PREFERRED UNITHOLDERS, MINORITY INTEREST OF
UNITHOLDERS IN OPERATING PARTNERSHIP, EXTRAORDINARY ITEM AND INCOME ALLOCATED TO
PREFERRED SHAREHOLDERS                                                                    7,297           3,041

DISTRIBUTIONS TO PREFERRED UNITHOLDERS                                                   (1,446)         (1,931)

MINORITY INTEREST OF UNITHOLDERS IN OPERATING PARTNERSHIP                                (1,214)            585

EXTRAORDINARY ITEM-LOSS ON EARLY RETIREMENT OF DEBT                                        (178)           (982)
                                                                                   ------------    ------------

INCOME BEFORE INCOME ALLOCATED TO PREFERRED SHAREHOLDERS                                  4,459             713

INCOME ALLOCATED TO PREFERRED SHAREHOLDERS                                                 (938)         (1,427)
                                                                                   ------------    ------------

NET INCOME /(LOSS)ALLOCATED TO COMMON SHAREHOLDERS                                 $      3,521    $       (714)
                                                                                   ============    ============

EARNINGS/(LOSS) PER COMMON SHARE - BASIC:

Net income/(loss) per Common Share before extraordinary items                      $       0.20    $      (0.02)
Extraordinary items                                                                       (0.01)          (0.06)
                                                                                   ------------    ------------
Net income/(loss) allocated to Common Share - Basic                                $       0.19    $      (0.08)
                                                                                   ============    ============

WEIGHTED AVERAGE COMMON SHARES - BASIC                                               18,417,002       9,342,775
                                                                                   ============    ============
EARNINGS/(LOSS) PER COMMON SHARE - DILUTED:

Net income/(loss) per Common Share before extraordinary items                      $       0.20    $      (0.02)
Extraordinary items                                                                       (0.01)          (0.06)
                                                                                   ------------    ------------
Net income/(loss) per Common Share - Diluted                                       $       0.19    $      (0.08)
                                                                                   ============    ============

WEIGHTED AVERAGE COMMON SHARES - DILUTED                                             24,817,815      17,016,552
                                                                                   ============    ============


                                                                                              As of:
                                                                                   ----------------------------
BALANCE SHEET DATA:                                                                  March 31,
                                                                                       2002         December 31,
                                                                                    (unaudited)         2001
                                                                                   ------------    ------------
Real estate investments before accumulated depreciation                            $    815,446    $    817,977
Total assets                                                                            823,498         827,513
Total debt                                                                              438,267         435,136
Total liabilities                                                                       454,539         455,591
Limited Partners Minority Interest in Operating Partnership                              47,527          48,698
Convertible preferred units                                                              60,392          60,392
Stockholders' equity                                                                    261,040         262,832

             FINANCIAL SUMMARY FOR THE QUARTER ENDED MARCH 31, 2002
              AND 2001 (IN THOUSANDS, EXCEPT FOR SHARES, RATIOS AND
                                 PER SHARE DATA)


                                                                   FOR THE QUARTER ENDED
                                                                         MARCH 31,
                                                                        (UNAUDITED)
                                                             -------------------------------
                                                                 2002             2001
                                                                 ----             ----
FUNDS FROM OPERATIONS:

INCOME BEFORE DISTRIBUTIONS TO PREFERRED UNITHOLDERS,
MINORITY INTEREST OF UNITHOLDERS IN OPERATING PARNTERSHIPS,
EXTRAORDINARY ITEMS AND INCOME ALLOCATED TO PREFERRED
SHAREHOLDERS                                                $      7,297     $      3,041
Plus (Less):
     Losses (gains) on sales of assets                               430             (336)
     Depreciation and amortization related to real estate          5,306            8,731
     Depreciation and amortization related to equity
       investments                                                   164               58
                                                            ------------     ------------
FUNDS FROM OPERATIONS (1)                                   $     13,197     $     11,494
                                                            ============     ============

BASIC FFO PER SHARE                                         $       0.44     $       0.48
                                                            ============     ============

DILUTED FFO PER SHARE                                       $       0.43     $       0.45
                                                            ============     ============

FUNDS AVAILABLE FOR DISTRIBUTION:

     Funds from operations                                  $     13,197     $     11,494
     Amortization of deferred financing costs                        260              462
     Rental income from straight line rents                         (446)            (821)
     Leasing commissions                                          (1,389)            (959)
     Tenant improvements                                            (176)            (787)
     Building improvements                                           (79)            (166)
                                                            ------------     ------------
FUNDS AVAILABLE FOR DISTRIBUTION                            $     11,367     $      9,223
                                                            ============     ============

DILUTED FUNDS AVAILABLE FOR DISTRIBUTION PER SHARE          $       0.37     $       0.36
                                                            ============     ============

DILUTED WEIGHTED AVERAGE SHARES AND UNITS (2)                 31,038,709       25,737,446
                                                            ============     ============

DIVIDEND PAID PER COMMON SHARE                              $       0.32     $       0.31
                                                            ============     ============

FFO DIVIDEND PAYOUT RATIO                                           74.4%            68.9%
                                                            ============     ============

FAD DIVIDEND PAYOUT RATIO                                           86.5%            86.1%
                                                            ============     ============


(1) The Company calculates Funds From Operations (FFO) in accordance with the National Association of Real Estate Investment Trusts, Inc. definition. FFO is equal to net income, (computed in accordance with generally accepted accounting principles), excluding gains (or losses) from debt restructuring and sales of property, plus depreciation and amortization relating to real property, and after adjustments from unconsolidated partnerships and joint ventures.

(2) Diluted weighted average shares for 2002 and 2001, as shown above, include the convertible preferred shares and units on an as-converted basis.